Principal Diversified Select Real Asset Fund
Supplement dated September 21, 2020
to the Prospectus dated August 1, 2020

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
In The Sub-Advisors section, delete references to ClearBridge RARE Infrastructure (North America) Pty Limited and replace with the following:
Sub-Advisor: ClearBridge RARE Infrastructure (North America) Pty Limited (“ClearBridge”), Level 13, 35 Clarence Street, Sydney, Australia 2000, is a registered investment adviser founded in 2009 and specializes solely in global infrastructure. ClearBridge is an indirect wholly-owned subsidiary of Franklin Resources, Inc.
Strategy: Global Listed Infrastructure Equities